UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  10/27/2011

Dynavax Technologies Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34207

Delaware	33-0728374
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2929 Seventh Street, Suite 100
Berkeley, CA 94710-2753
(Address of principal executive offices, including zip code)

(510) 848-5100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On October 27, 2011, Dynavax Technologies Corporation ("Dynavax") issued a press release announcing its financial results for the third quarter ended September 30, 2011. A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

The information with respect to Item 2.02 in this current report and its accompanying exhibit shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in Item 2.02 of this current report and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Dynavax, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01.    Other Events

On October 27, 2011, Dynavax issued two press releases titled "Dynavax Phase 3 Data in Chronic Kidney Disease Demonstrates Superiority of HEPLISAV(TM) vs Engerix-B(R)" and "Dynavax Confirms HEPLISAV(TM) Submission Strategies with U.S. FDA and EMA." Copies of these press releases are attached as Exhibits 99.2 and 99.3, respectively, to this current report and are incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits
Exhibit No.        Description
99.1        Press Release, dated October 27, 2011, titled "Dynavax Reports Third Quarter 2011 Financial Results."

99.2        Press Release, dated October 27, 2011, titled "Dynavax Phase 3 Data in Chronic Kidney Disease Demonstrates Superiority of HEPLISAV(TM) vs Engerix-B(R)."

99.3        Press Release, dated October 27, 2011, titled "Dynavax Confirms HEPLISAV(TM) Submission Strategies with U.S. FDA and EMA."

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dynavax Technologies Corporation

Date: October 31, 2011	By:	/s/ Jennifer Lew
Jennifer Lew
Vice President, Finance

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press Release, dated October 27, 2011, titled "Dynavax Reports Third Quarter 2011 Financial Results."
EX-99.2	Press Release, dated October 27, 2011, titled "Dynavax Phase 3 Data in Chronic Kidney Disease Demonstrates Superiority of HEPLISAV(TM) vs Engerix-B(R)."
EX-99.3	Press Release, dated October 27, 2011, titled "Dynavax Confirms HEPLISAV(TM) Submission Strategies with U.S. FDA and EMA."